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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               October  28, 1999                                0-24464
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Date of Report (Date of Earliest Event Reported)        (Commission File Number)

                                THE CRONOS GROUP
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             (Exact name of registrant as specified in its charter)

             Luxembourg                                  Not Applicable
----------------------------------------       ---------------------------------
(State of incorporation or organization)       (IRS Employer Identification No.)

            16, Allee Marconi, Boite Postale 260, L-2120, Luxembourg
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                   352 453145
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

        On October 29, 1999, the Registrant issued the press release annexed hereto as an exhibit and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (c)     Exhibits.

        4.3 Rights Agreement, dated as of October 28, 1999, between The Cronos Group and BankBoston, N.A., as Rights Agent, incorporated by reference to Exhibit 4.1 to The Cronos Group's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 29, 1999.

        99      Press Release, dated October 29, 1999, issued by The Cronos
                Group.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The Cronos Group has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE CRONOS GROUP



                                       By:  /s/ Dennis J. Tietz
                                            ____________________________________
                                            Dennis J. Tietz
                                            Chief Executive Officer

Date:  November 3, 1999


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